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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of the Grey Wolf Drilling Company L.P. 401(k) Plan ("the Plan") on Form 11-K for the year-ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Gary D. Lee, Member of the Grey Wolf Drilling Company L.P. 401(k) Plan Administrative Committee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Plan.


/s/ Gary D. Lee
-------------------------------------
Gary D. Lee

Member of the Grey Wolf Drilling Company L.P.
401(k) Plan Administrative Committee


Date:   June 30, 2003


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